Exhibit 10.13

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Second Amendment”) is entered into as of April _, 2020, by and between BLUE ASH PROJECT COMPANY LLC, a Delaware limited liability company (the “Landlord”), and ENSEMBLE RCM LLC, a Delaware limited liability company and successor by conversion to Ensemble RCM LLC, an Ohio non-profit limited liability company (the “Tenant”), who agree as follows:

1. Recitals.

1.1. Project Angel, LLC, an Ohio non-profit limited liability company (“Original Landlord”), and Tenant have entered into a Lease with an Effective Date of May 20, 2019 (the “Original Lease”), as amended by that certain Amendment to Lease dated January 16, 2020 (the “First Amendment” and, together with the Original Lease, collectively referred to herein as the “Lease”).

1.2. Landlord is the successor-in-interest in and to all of Original Landlord’s rights and obligations under the Lease.

1.3. Landlord and Tenant desire to further amend the Lease to document certain financial reporting obligations of Tenant to Landlord.

1.4. Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Lease.

2. Amendment. As of the date hereof, the following provision is hereby incorporated into the Lease as Section 51 thereof:

“51. FINANCIAL REPORTING. Tenant shall cause to be delivered to Landlord, upon request of Landlord no more than once per calendar year, Tenant’s audited financial statements as of the end of the most recent operating year, prepared and certified by a recognized independent certified public accountant, including, not limited to, an annual operating statement and balance sheet showing with reasonable detail for all the income and expenses , and all assets, liabilities and equity accounts, of Tenant (collectively , the “Tenant Financial Statements”). Notwithstanding anything contained in this Lease to the contrary (including, without limitation, Section 45 hereof), Landlord shall have the right to deliver copies of the Tenant Financial Statements to any lender of Landlord (each, “Landlord’s Lender”) upon receipt of a written request therefor from Landlord’s Lender or as otherwise required pursuant to the applicable loan documents entered into by and between Landlord and Landlord’s Lender. Notwithstanding Section 45 of this Lease, neither Landlord nor Landlord’s Lender may disc lose any nonpublic information contained in such statements to any third party unless it obtains Tenant’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

3. General.

3.1. Except as expressly modified hereby, the Lease shall continue unmodified and in full force and effect. From and after the date hereof, the term “this Lease” shall be deemed to refer to the Lease, as amended by this Second Amendment. If and to the extent that any of the provisions of this Second Amendment conflict or are otherwise inconsistent with any provisions of the Lease, the provisions of this Second Amendment shall prevail.

3.2. This Second Amendment shall be governed in all respects by the laws of the State of Ohio.

3.3. Each individual executing this Second Amendment on behalf of Landlord and Tenant has been duly authorized and empowered to execute and deliver this Second Amendment on behalf of said party.

3.4. This Second Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and such counter parts shall together constitute but one and the same Second Amendment. Landlord and Tenant shall each be entitled to sign and transmit an electronic signature of this Second Amendment (whether by facsimile, PDF or other email transmission), which signature shall be binding on the party whose name is contained therein. Any party providing an electronic signature agrees to promptly execute and deliver to the other parties an original signed Second Amendment upon written request.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to Lease effective as of the day and year first written above.

LANDLORD:

BLUE ASH PROJECT COMPANY LLC

By:	/s/ Daniel A. McCarthy
Name: Daniel A. McCarthy
Title Vice President

TENANT:

ENSEMBLE RCM, LLC

By:	/s/ Judson Ivy
Name: Judson Ivy
Title: CEO